URBAN BARNS FOODS INC.
(A Development Stage Company)
Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

Pro Forma Balance Sheet as at April 30, 2011	PF-1
Pro Forma Statement of Operations for the Nine Months Ended April 30, 2011	PF-2
Pro Forma Statement of Operations for the Year Ended July 31, 201	PF-3
Notes to the Pro Forma Financial Statements	PF-4

URBAN BARNS FOODS INC.
(A Development Stage Company)
Pro Forma Balance Sheet
As at April 30, 2011
(Expressed in US dollars)
(Unaudited)

	Urban Barns As at April 30, 2011 $	Non Industrial As at April 30, 2011 $		Pro Forma Adjustments (Note 3) $	Pro Forma Consolidated $

ASSETS

Current Assets

Cash	253	6,514		–	6,767
Loan receivable	–	8,423	(b)	(8,423)	–
Prepaid expenses	175	–		–	175

Total Current Assets	428	14,937		(8,423)	6,942

Deferred Financing Charges	250,000	–		–	250,000
Property and Equipment	11,843	50,835		–	62,678

Total Assets	262,271	65,772		(8,423)	319,620

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities

Accounts payable	51,195	–		–	51,195
Due to related parties	54,580	77,900	(b)	(8,423)	124,057

Total Liabilities	105,775	77,900		(8,423)	175,252

STOCKHOLDERS’ EQUITY

Common Stock	269	53	(a)	2,716	2,769
			(a)	(269)

Additional Paid-in Capital	854,475	105,892	(a)	494,978	600,870
			(a)	(854,475)

Share Subscriptions Receivable	(25,000)	(94,878)	(a)	25,000	(94,878)

Accumulated Deficit During the Development Stage	(673,248)	(23,195)	(a)	(341,198)	(364,393)
			(a)	673,248

Total Stockholders’ Equity	156,496	(12,128)		474,628	144,368

Total Liabilities and Stockholders’ Equity	262,271	65,772		(466,205)	319,620

(See accompanying notes)

URBAN BARNS FOODS INC.
(A Development Stage Company)
Pro Forma Statement of Operations
For the Nine Months Ended April 30, 2011
(Expressed in US dollars)
(Unaudited)

	Urban Barns For the Nine Months Ended April 30, 2011 $	Non Industrial For the Nine Months Ended April 30, 2011 $	Pro Forma Adjustments (Note 3) $	Pro Forma Consolidated $

Revenue	–	–	–	–

Expenses
Depreciation	1,843	80	–	1,923
Foreign exchange loss	5,961	–	–	5,961
General and administrative	239,275	18,249	–	257,524
Professional fees	72,991	–	–	72,991
Research and development	1,827	–	–	1,827

Total Expenses	321,897	18,329	–	340,226

Net Loss	(321,897)	(18,329)	–	(340,226)

Pro Forma Loss Per Share (Note 5)

Loss Per Share – Basic and diluted	(0.01)	(0.00)		(0.01)

(See accompanying notes)

URBAN BARNS FOODS INC.
(A Development Stage Company)
Pro Forma Statement of Operations
For the Year Ended July 31, 2010
(Expressed in US dollars)
(Unaudited)

	Urban Barns For the Year Ended July 31, 2010 $	Non Industrial For the Period from February 10, 2010 (Date of Inception) To July 31, 2010 $	Pro Forma Adjustments (Note 3) $	Pro Forma Consolidated $

Revenue	–	–	–	–

Expenses
Depreciation	2,245	–	–	2,245
Foreign exchange loss	6,787	–	–	6,787
General and administrative	85,199	3,514	–	88,713
Impairment of website development costs	6,553	–	–	6,553
Professional fees	127,062	–	–	127,062
Research and development	24,774	–	–	24,774

Total Expenses	252,620	3,514	–	256,134

Operating Loss	(252,620)	(3,514)	–	(256,134)

Other Expenses

Interest and accretion expense	(63,578)	–	–	(63,578)

Net Loss	(316,198)	(3,514)	–	(319,712)

Pro Forma Loss Per Share (Note 5)

Loss Per Share – Basic and diluted	(0.01)	(0.00)		(0.01)

(See accompanying notes)

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

1.  Basis of Presentation

On May 2, 2011, Urban Barns Foods Inc. (“Urban Barns”) entered into a share exchange agreement with Non Industrial Manufacture Inc. (“Non Industrial”), a private corporation formed under the laws of the Province of Alberta, Canada. Under the terms of the Agreement, Urban Barns will acquire 100% of the outstanding and issued common shares of Non Industrial in exchange for 2,500,000 Class B common shares of the Company.  Each Class B common share entitles the holder to 20 votes per share. Each Class B common share is convertible into 20 common shares of Class A common stock anytime after issuance. After the transaction has closed, the former shareholders of Non Industrial will control approximately 99% of the total issued and outstanding shares of common stock of Urban Barns, resulting in a reverse takeover. See Note 2.

These unaudited pro forma financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and are expressed in US dollars.  These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of Urban Barns.

These pro forma financial statements have been compiled from and include:

(a) an unaudited pro forma balance sheet combining the unaudited interim balance sheet of Urban Barns as at April 30, 2011, with the unaudited interim balance sheet of Non Industrial as at April 30, 2011, giving effect to the transaction as if it occurred on April 30, 2011; and

(b) an unaudited pro forma statement of operations combining the unaudited interim statement of operations of Urban Barns for the nine months ended April 30, 2011, with the unaudited interim statement of operations of Non Industrial for the nine months ended April 30, 2011.

(c) an unaudited pro forma statement of operations combining the audited statement of operations of Urban Barns for the year ended July 31, 2010 with the audited statement of operations of Non Industrial for the period from February 10, 2010, date of inception, to July 31, 2010.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of Urban Barns for the year ended July 31, 2010. The functional and reporting currency of Non Industrial is the Canadian dollar while the functional and reporting currency of Urban Barns is the US dollar. Based on the review of the accounting policies of Non Industrial, it is Urban Barn’s management’s opinion that, other than the differences in the functional and reporting currencies, there are no material accounting differences between the accounting policies of Urban Barns and Non Industrial. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Urban Barns.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with Urban Barn’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of Urban Barns which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The pro forma adjustments and allocations of the purchase price for Non Industrial are based in part on provisional estimates of the fair value of the assets acquired and liabilities assumed. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma consolidated financial statements.

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

2.  Business Acquisition

On May 2, 2011, Urban Barns Foods Inc. (the “Urban Barns”) entered into a share exchange agreement with Non Industrial Manufacture Inc. (“Non Industrial”), and the shareholders of all of the issued and outstanding common shares of Non Industrial. The chief executive officer (“CEO”) and chief financial officer (“CFO”), who are controlling shareholders of the Urban Barns, are also the controlling shareholders of Non Industrial.

Pursuant to the agreement, Urban Barns acquired all of the outstanding shares of common stock of Non Industrial (50,000,000 Class A shares of common stock) by issuing 2,500,000 shares of Class B common stock.  Each share of Class B common stock is entitled to 20 votes per share and is convertible into 20 shares of Class A common stock of Urban Barns anytime after issuance. Upon conversion of the Class B common stock into Class A common stock, the former Non Industrial shareholders will hold approximately 99% of the total issued and outstanding shares of common stock of Urban Farms.  The transaction was accounted for as a reverse takeover using the acquisition method with Non Industrial being treated as the acquirer pursuant to Accounting Standards Codification (“ASC”) 805-40, Business Combinations – Reverse Acquisitions and ASC 805-50, Business Combinations – Related Issues. Accordingly, because Non Industrial is deemed to be the purchaser for accounting purposes, these pro forma financial statements are presented as a continuation of Non Industrial.  As a result, no goodwill or intangible asset was recorded.  The reverse takeover transaction was treated as the issuance of equity by Non Industrial for the acquisition of Urban Barns net assets.

The shares of Urban Barns common stock to be issued were determined to have a fair value of $497,694. The preliminary allocation of the purchase price is summarized in the table below and is subject to change.

$
Purchase price

2,500,000 shares of Urban Barn’s Class B common stock	497,694

497,694

Fair value of Urban Farm’s net assets to be acquired

Cash	253
Prepaid expenses	175
Deferred financing charges	250,000
Property and equipment	11,843
Accounts payable	(51,195)
Due to related parties	(54,580)
Excess purchase price charged to deficit	341,198

497,694

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

3.  Pro Forma Assumptions and Adjustments

The unaudited pro form consolidated financial statements incorporate the following pro forma assumptions:

(a)
For purposes of these pro forma consolidated financial statements, it is assumed that all common shareholders of Non Industrial exchanged their Non Industrial common stock for 2,500,000 shares of Class B common stock of Urban Barns. The excess purchase consideration over the fair value of Urban Barn’s assets and liabilities has been charged to deficit on a pro forma basis as described in Note 2.

(b)	As at April 30, 2011, Urban Barns owed Non Industrial $8,423 (CDN$7,990). The balances were eliminated upon consolidation.

(c)
The functional currency of Non Industrial is the Canadian dollar. Accordingly, the financial statements of Non Industrial have been translated into United Stated dollars using the current rate method. Assets and liabilities of Non Industrial were translated into United States dollars at the rate of exchange in effect at the balance sheet date. For purposes of the pro forma consolidated balance sheet an exchange rate of US$1 to Cdn$0.9486 was used. For practical purposes, Non Industrial’s equity was translated at the average rate of exchange of US$1 to Cdn$0.9486.  Revenue and expenses were translated into United States dollars at the average exchange rates for the period. For purposes of the pro forma consolidated statement of loss an exchange rate of US$1 to Cdn$1.0026 was used for the nine months ended April 30, 2011 and an exchange rate of US$1 to Cdn$1.0316 was used for the twelve months ended July 31, 2010.

4.  Pro Forma Common Stock

Pro forma common stock as at April 30, 2011, has been determined as follows:

	Number of Common Stock	Par Value $	Additional Paid-in Capital $

Class A Common Stock:
Issued common stock of Urban Barns	269,025	269	854,475
Issued common stock of Non Industrial	2,500,000	53	105,892
Eliminate common stock of Non Industrial and adjust to reflect par value	(2,500,000)	(53)	53

Class B Common Stock:
Issuance of Class B common stock for acquisition	2,500,000	2,500	(359,550)

Pro forma balance	2,769,025	2,769	600,870

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

5.  Pro Forma Loss Per Share

Pro forma basic and diluted loss per share for the nine months ended April 30, 2011, and the twelve months ended July 31, 2010, have been calculated based on the weighted average number of Urban Barns shares of common stock outstanding plus the shares of common stock issued for the acquisition of Non Industrial.

	Nine Months Ended April 30, 2011	Year Ended July 31, 2010

Basic pro forma loss per share computation

Numerator:
Pro forma net loss available to stockholders	$(340,226)	$(319,712)

Denominator:
Weighted average Urban Barns shares of common stock outstanding	257,119	162,335
Equivalent shares of Class A common stock issued for acquisition	50,000,000	50,000,000
Pro forma weighted average shares outstanding	50,257,119	50,162,335

Basic and Diluted pro forma loss per share	$(0.01)	$(0.01)

On May 31, 2011, the Company effected a 200:1 reverse stock split of the issued and outstanding common stock. All share amounts have been retroactively adjusted for all periods presented.

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

6.  Conversion of Historical Financial Statements to United States Dollars

The balance sheet of Non Industrial as at April 30, 2011, is reported in Canadian dollars. Presented below is a schedule that reflects the translation of the balance sheet of Non Industrial at April 30, 2011, into US dollars. Non Industrial’s balance sheet data was translated from Canadian to US using an exchange rate of US$1 = Cdn$0.9486:

	April 30, 2011	April 30, 2011
	Cdn $	US $

ASSETS

Current Assets

Cash	6,179	6,514
Loan receivable	7,990	8,423

Total Current Assets	14,169	14,937

Property and Equipment	48,221	50,835

Total Assets	62,390	65,772

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities

Due to related parties	73,894	77,900

Total Liabilities	73,894	77,900

Stockholders’ Equity

Common Stock	50	53
Additional Paid-in Capital	100,448	105,892
Stock Subscriptions Receivable	(90,000)	(94,878)
Accumulated Deficit During the Development Stage	(22,002)	(23,195)

	(11,504)	(12,128)

	62,390	65,772

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

6.  Conversion of Historical Financial Statements to United States Dollars (continued)

The statement of loss of Non Industrial for the nine months ended April 30, 2011, is reported in Canadian dollars. Presented below is a schedule that reflects the translation of the statement of loss data of Non Industrial for the nine months ended April 30, 2011, into US dollars. Non Industrial’s statement of loss data was translated from Canadian to US using an exchange rate of US$1 = Cdn$1.0026:

	Nine Months Ended April 30, 2011	Nine Months Ended April 30, 2011
	Cdn $	US $

Revenue	–	–

Expenses
Depreciation	80	80
General and administrative	18,297	18,249

Total Expenses	18,377	18,329

Net Loss	(18,377)	(18,329)

The statement of loss of Non Industrial for the period from February 10, 2010, date of inception, to July 31, 2010, is reported in Canadian dollars. Presented below is a schedule that reflects the translation of the statement of loss data of Non Industrial for the period from February 10, 2010, date of inception, to July 31, 2010, into US dollars. Non Industrial’s statement of loss data was translated from Canadian to US using an exchange rate of US$1 = Cdn$1.0316:

	For the Period from February 10, 2010 (Date of Inception) To July 31, 2010	For the Period from February 10, 2010 (Date of Inception) To July 31, 2010
	Cdn $	US $

Revenue	–	–

Expenses
General and administrative	3,625	3,514

Total Expenses	3,625	3,514

Net Loss	(3,625)	(3,514)